UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2007

INSMED INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

0-30739	54-1972729
(Commission File Number)	(IRS Employer Identification No.)

8720 Stony Point Parkway, Suite 200, Richmond, Virginia	23235
(Address of Principal Executive Offices)	(Zip Code)

(804) 565-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 22, 2007, Insmed Incorporated (“Insmed,” “our,” “we,” “us”) appointed Steve Glover, age 48, as President of Follow-on Biologics. Since January 2006, Mr. Glover was President and CEO of ZyVer & Associates, a biopharmaceutical consulting firm, through which he has been working as a consultant to us on our follow-on biologics program since March 26, 2007. From March 2003 to December 2006, Mr. Glover served as Senior Vice President and General Manager of Andrx Therapeutics and Andrx Laboratories, both divisions of Andrx Corporation. From January 2001 to February 2003, Mr. Glover served as Founder of Triangular Health Inc., a privately held venture funded company. Mr. Glover received his Bachelor of Science degree in Marketing/Management from Illinois State University.

In connection with the commencement of his employment, Mr. Glover will be granted an option to purchase up to 250,000 shares of our common stock. The exercise price for the stock subject to his option grant will be the fair market value of our common stock on the date of the option grant which is June 22, 2007. This stock option will become exercisable in four equal annual installments beginning on June 22, 2008, and will be fully exercisable on June 22, 2011. All vesting is contingent on Mr. Glover’s continuous employment with us. The stock option will expire on June 22, 2017. Mr. Glover will receive an annual base salary of $300,000 and will be eligible for a discretionary bonus up to 35% of his annual salary.

We will enter into a change of control agreement with Mr. Glover, which provides for additional benefits in the event that his employment with us is terminated following a change in control of Insmed. The form of change of control agreement to be entered into between us and Mr. Glover was previously filed as Exhibit 10.21 to our Annual Report on Form 10-K for the year ended December 31, 2006 and is herein incorporated by reference. There are no related party transactions between us and Mr. Glover. A copy of the Press Release announcing that Mr. Glover has joined Insmed is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Insmed Incorporated on June 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated

Date: June 25, 2007
	By:	/s/ Kevin P. Tully
	Name:	Kevin P. Tully C.G.A.
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Insmed Incorporated on June 25, 2007